EXHIBIT 99.2  Earnings Release Supplement  Fourth Quarter 2022

Citizens Community Bancorp, Inc.  Table of Contents  Cautionary Notes and Additional Disclosures  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Campground Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of December 31, 2022  Loans by Risk Rating as of September 30, 2022  Loans by Risk Rating as of December 31, 2021  Allowance for Loan Losses  Delinquency as of December 31, 2022, and September 30, 2022  Delinquency as of June 30, 2022, and December 31, 2021  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Troubled Debt Restructurings in Accrual Status  Acquired Loans – Non‐Accretable Difference and Accretable Discount Tables  SBA PPP loans and SBA PPP net deferred loan fee accretion by year of origination  Earnings Per Share  Selected Capital Composition Highlights – Bank and Company  Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  19  19  19  20  21  22  23  1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; acts of terrorism and political or military actions by the United States or other governments; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; higher lending risks associated with our commercial and agricultural banking activities; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our inability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; cybersecurity risks; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for loan losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”) on March 2, 2022, the Company’s Forms 10-Q for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022 filed with the SEC on May 4, 2022, August 4, 2022, and November 7, 2022, respectively, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES This earnings release financial supplement contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non-GAAP financial measures referred to herein include net income as adjusted, return on average equity as adjusted, and return on average assets as adjusted. Reconciliations of all non-GAAP financial measures used herein to the comparable GAAP financial measures in the appendix at the end of this presentation. 2

Portfolio Fundamentals 64% 31% 5% Wisconsin Minnesota Other By Geography As of 12/31/22 • Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity) • Maximum LTV =<80% with recourse to owners with >20% interest • Term of 5‐10 years with 20 to 25‐year amortizations depending on property type, markets and strength and liquidity of sponsors • Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x‐1.25x • Conservative underwriting approach emphasizing actual results or market data • Appropriate use of SBA 504/7a for lower cash injection or special use projects Non – Owner Occupied CRE 12/31/2022 9/30/2022 $449 $456 766 769 $587 $593 Approximate Weighted Average LTV 62% 62% 26 26 Trailing 12 Month Net Charge‐Offs  0.02% 0.03% $11.6 $12.0 2.6% 2.6% Weighted Average Seasoning In Months Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Portfolio Characteristics ‐ Non‐Owner Occupied CRE As of Criticized Loans Millions Criticized Loans as a Percent of Total 23% 21% 12% 11% 10% 8% 5% 5% 3% 2% Investor Residential Hotel CRE ‐ Retail CRE ‐ Senior Living CRE ‐ Office CRE ‐ Warehouse/Mini Storage CRE ‐ Industrial/Manufacturing CRE ‐ Campground CRE ‐ Mixed Use Other Non – Owner  Occupied CRE As of 12/31/22 3

17% 15% 14% 10% 9% 8% 8% 7% 12% CRE Campground CRE Industrial/Manufacturing CRE Restaurant CRE Senior Living CRE Retail CRE Mixed Use CRE Warehouse/Mini Storage CRE Office Other Owner  Occupied CRE As of 12/31/22 Portfolio Fundamentals 75% 10% 3% 3% 9% Wisconsin Minnesota Pennsylvania Maryland Other By Geography As of 12/31/22 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE 12/31/2022 9/30/2022 $277 $245 425 418 $651 $587 Approximate Weighted Average LTV 52% 50% 29 29 Trailing 12 Month Net Charge‐Offs  0.00% 0.00% $1.7 $2.6 0.6% 1.1%Criticized Loans as a Precent of Total Weighted Average Seasoning In Months Criticized Loans In Millions Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of 4

Portfolio Fundamentals 63% 36% 1% Wisconsin Minnesota Other By Geography As of 12/31/22 20% 43% 23% 4% 8% 2% 2022 2021 2020 2019 2018 Prior By Vintage As of 12/31/22 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family 12/31/2022 9/30/2022 $209 $198 120 117 $1.74 $1.69 64% 64% Weighted Average Seasoning In Months 22 20 0% 0% $0.0 $0.3 0.0% 0.2%Criticized Loans as a Percent of Total Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs Criticized Loans in Millions Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions As of 5

89% 10% 1% Wisconsin Minnesota Other By Geography As of 12/31/22 18% 18% 12%11% 6% 5% 5% 4% 4% 4% 3% 3% 2% 5% Manufacturing Finance and Insurance Transportation and Warehousing Wholesale Trade Public Admin Real Estate, Rental and Leasing Administrative Support Construction Agriculture Education Services Retail Trade Health Care Other Services Other Commercial &  Industrial As of 12/31/22 • Highly diversified, secured loan portfolio underwritten with recourse • Lines of credit reviewed annually and may have borrowing base certificates governing line usage • Fixed asset LTV’s based on age and type of equipment; <5‐year amortization • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • “Retail Trade” segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non‐franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations Commercial & Industrial Loans 12/31/2022 9/30/2022 $136 $135 673 680 $202 $198 26 31 0.08% 0.01% $67 $64 $6.3 $15.1 Criticized Loans as a Precent of Total 4.6% 11.2% Criticized Loans In Millions Weighted Average Seasoning In Months Trailing 12 Month Net Charge‐Offs  Committed Line, if collateral In Millions Portfolio Characteristics ‐ Commercial & Industrial Loan Balance In Millions Number of Loans Average Loan Size In Thousands As of Portfolio Fundamentals 6

Portfolio Fundamentals 22% 20% 17% 16% 6% 5% 3% 3% 8% Warehouse/Mini Campgrounds Multi‐Family 1‐4 Family Hospitality Land Mixed Use Retail Other Commercial &  Development As of 12/31/22 33% 20%14% 11% 6% 5% 5% 6% Wisconsin Minnesota South Dakota Iowa Illinois Ohio Florida Other By Geography As of 12/31/22 • Underwritten to 75‐80% LTV based on lesser of cost or appraised value  with full recourse  • Interest only typically up to 18 months (depending on project complexity  and seasonal timing) followed by amortization of 15‐25 years (terms vary  by property type) • Borrower equity contribution of cash/land value =>15% injected at the  beginning of project (cash/land contribution) • Construction loans require 3rd party inspections and title company draws  after balancing to sworn construction statement • 1‐4 residential construction centered in eastern Twin Cities and  Northwest Wisconsin.  Generally, 80% LTC /60%‐80% of AV.  Spec building capped. Progress reporting monthly by  individual home  Construction & Development Loans 12/31/2022 9/30/2022 Loan Balance Outstanding In Millions $102  $118  Number of Loans 122 128 Average Loan Size In Thousands $840  $921  Approximate Weighted Average LTV 54% 58% Trailing 12 Month Net Charge‐Offs 0.00% 0.00% Percent Utilized of Commitments 54% 55% $0.1 $0.2 Criticized Loans as a Percent of Total 0.1% 0.1% Portfolio Characteristics ‐ Construction & Development As of Criticized Loans in Millions 7

36% 25% 17% 22% Crop Other Farming Dairy Other Agricultural As of 12/31/22 Portfolio Fundamentals 72% 25% 3% Wisconsin Minnesota Other By Geography As of 12/31/22 • Producers required to have marketing plans to mitigate volatility of  commodities • Appropriate crop/revenue insurance and/or dairy margin protection  required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match  length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC,  collateral margins or working capital • Operating and ag loan relationships are typically cross  collateralized Agricultural Real Estate & Operating Loans 12/31/2022 9/30/2022 $117 $108 523 535 $223 $201 32 32 0.15% 0.14% Criticized Loans in Millions $6.1 $6.2 5.2% 5.7%Criticized Loans as a Percent of Total Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands As of  8

64% 28% 8% Limited Service Full Service Other Hotels As of 12/31/22 Portfolio Fundamentals 38% 46% 16% Minnesota Wisconsin Illinois By Geography As of 12/31/22 • Mainly experienced multi project hoteliers and guarantors with strong  personal financial statements (net worth and liquidity)   • Mainly flagged/franchised limited stay properties • Underwriting consistent with management's conservative approach to  Investor CRE, emphasizing actual results in underwriting Hotel Loans 12/31/2022 9/30/2022 $92  $93  26 26 $3.5  $3.6  57% 57% 0.00% 0.00% Criticized Loans in Millions $6.0 $6.2 6.5% 6.7%Criticized Loans as a Precent of Total As of Number of Loans Trailing 12 Month Net Charge Offs Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 9

67% 15% 7% 4%3% 4% Culver's ‐ Limited Service Restaurants Other National Limited Services Drinking Establishments Bowling Centers Other Restaurants As of 12/31/22 Portfolio Fundamentals 45% 33% 22% Wisconsin Minnesota Other By Geography As of 12/31/22 • Experienced developers/operators of national Limited /Quick Service  brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor  history); 20‐year amortization with 5 to 10‐year terms  • Use of SBA Guaranty Program (Preferred Lender or General Processing)  as appropriate • Drinking establishments may have other collateral pledged and tend to  be in smaller communities in our footprint • Lessors of RE include investor and owner‐occupied structure Restaurant Loans 12/31/2022 9/30/2022 $48  $48  74 76 $655  $631  55% 55% 0.00% 0.00% Criticized Loans In Millions $0.8 $0.8 1.7% 1.7%Criticized Loans as a Percent of Total Portfolio Characteristics ‐ Restaurants As of  Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

20% 31% 34% 4% 4% 7% 2022 2021 2020 2017 2016 Prior By Vintage As of 12/31/22 Portfolio Fundamentals 21% 14% 11% 9%7% 6% 6% 5% 4% 4% 4%4% 5% Wisconsin Ohio Maryland Pennsylvania Utah Kentucky Illinois New York Tennessee Iowa New Jersey South Carolina Other By Geography As of 12/31/22 • Experienced multi‐unit operators and owner‐occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge‐off history Campground Loans 12/31/2022 9/30/2022 $87  $80  48 49 $1.8  $1.6  46% 45% 27 28 0.00% 0.00% $0.0 $0.0 Criticized Loans as a Percent of Total 0.0% 0.0% Portfolio Characteristics ‐ Campgrounds As of Weighted Average Seasoning in Months Criticized Loans in Millions Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV Trailing 12 Month Net Charge‐Offs  11

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 12

Below is a breakdown of loans by risk rating as of December 31, 2022: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 628,999 $ 5,771 $ 6,046 $ — $ — $ 640,816 Agricultural real estate 67,248 549 1,634 — — 69,431 Multi-family real estate 205,601 — — — — 205,601 Construction and land development 101,681 — — — — 101,681 C&I/Agricultural operating: Commercial and industrial 120,882 5,526 707 — — 127,115 Agricultural operating 20,896 324 1,904 — — 23,124 Residential mortgage: Residential mortgage 82,236 — 2,547 — — 84,783 Purchased HELOC loans 3,262 — — — — 3,262 Consumer installment: Originated indirect paper 10,190 — 46 — — 10,236 Other consumer 6,878 — 16 — — 6,894 Total originated loans $ 1,247,873 $ 12,170 $ 12,900 $ — $ — $ 1,272,943 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 83,659 $ — $ 1,496 $ — $ — $ 85,155 Agricultural real estate 16,967 — 1,510 — — 18,477 Multi-family real estate 3,307 — — — — 3,307 Construction and land development 704 — 107 — — 811 C&I/Agricultural operating: Commercial and industrial 8,866 — 32 — — 8,898 Agricultural operating 5,522 — 160 — — 5,682 Residential mortgage: Residential mortgage 19,494 — 1,112 — — 20,606 Consumer installment: Other consumer 254 — 2 — — 256 Total acquired loans $ 138,773 $ — $ 4,419 $ — $ — $ 143,192 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 712,658 $ 5,771 $ 7,542 $ — $ — $ 725,971 Agricultural real estate 84,215 549 3,144 — — 87,908 Multi-family real estate 208,908 — — — — 208,908 Construction and land development 102,385 — 107 — — 102,492 C&I/Agricultural operating: Commercial and industrial 129,748 5,526 739 — — 136,013 Agricultural operating 26,418 324 2,064 — — 28,806 Residential mortgage: Residential mortgage 101,730 — 3,659 — — 105,389 Purchased HELOC loans 3,262 — — — — 3,262 Consumer installment: Originated indirect paper 10,190 — 46 — — 10,236 Other consumer 7,132 — 18 — — 7,150 Gross loans $ 1,386,646 $ 12,170 $ 17,319 $ — $ — $ 1,416,135 Less: Unearned net deferred fees and costs and loans in process (2,585) Unamortized discount on acquired loans (1,766) Allowance for loan losses (17,939) Loans receivable, net $ 1,393,845 13

Below is a breakdown of loans by risk rating as of September 30, 2022: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 597,339 $ 6,038 $ 6,971 $ — $ — $ 610,348 Agricultural real estate 60,117 648 1,537 — — 62,302 Multi-family real estate 193,484 274 — — — 193,758 Construction and land development 116,103 — 44 — — 116,147 C&I/Agricultural operating: Commercial and industrial 109,485 12,873 1,992 — — 124,350 Agricultural operating 18,589 341 1,917 — — 20,847 Residential mortgage: Residential mortgage 74,473 — 2,834 — — 77,307 Purchased HELOC loans 3,357 — — — — 3,357 Consumer installment: Originated indirect paper 11,177 — 57 — — 11,234 Other consumer 6,972 — 44 — — 7,016 Total originated loans $ 1,191,096 $ 20,174 $ 15,396 $ — $ — $ 1,226,666 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 89,779 $ — $ 1,561 $ — $ — $ 91,340 Agricultural real estate 17,769 — 1,636 — — 19,405 Multi-family real estate 3,914 — — — — 3,914 Construction and land development 1,579 — 124 — — 1,703 C&I/Agricultural operating: Commercial and industrial 10,247 4 214 — — 10,465 Agricultural operating 5,017 — 169 — — 5,186 Residential mortgage: Residential mortgage 20,302 — 1,124 — — 21,426 Consumer installment: Other consumer 291 — 3 — — 294 Total acquired loans $ 148,898 $ 4 $ 4,831 $ — $ — $ 153,733 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 687,118 $ 6,038 $ 8,532 $ — $ — $ 701,688 Agricultural real estate 77,886 648 3,173 — — 81,707 Multi-family real estate 197,398 274 — — — 197,672 Construction and land development 117,682 — 168 — — 117,850 C&I/Agricultural operating: Commercial and industrial 119,732 12,877 2,206 — — 134,815 Agricultural operating 23,606 341 2,086 — — 26,033 Residential mortgage: Residential mortgage 94,775 — 3,958 — — 98,733 Purchased HELOC loans 3,357 — — — — 3,357 Consumer installment: Originated indirect paper 11,177 — 57 — — 11,234 Other consumer 7,263 — 47 — — 7,310 Gross loans $ 1,339,994 $ 20,178 $ 20,227 $ — $ — $ 1,380,399 Less: Unearned net deferred fees and costs and loans in process (2,447) Unamortized discount on acquired loans (2,076) Allowance for loan losses (17,217) Loans receivable, net $ 1,358,659 14

Below is a breakdown of loans by risk rating as of December 31, 2021: 1 to 5 6 7 8 9 TOTAL Originated Loans: Commercial/Agricultural real estate: Commercial real estate $ 572,724 $ 667 $ 5,004 $ — $ — $ 578,395 Agricultural real estate 50,834 1,267 271 — — 52,372 Multi-family real estate 173,760 290 — — — 174,050 Construction and land development 75,146 — 3,467 — — 78,613 C&I/Agricultural operating: Commercial and industrial 107,798 57 82 — — 107,937 Agricultural operating 23,935 764 1,503 — — 26,202 Residential mortgage: Residential mortgage 60,754 — 3,101 — — 63,855 Purchased HELOC loans 3,706 — 165 — — 3,871 Consumer installment: Originated indirect paper 15,818 — 153 — — 15,971 Other consumer 8,404 — 69 — — 8,473 Originated loans before SBA PPP loans $ 1,092,879 $ 3,045 $ 13,815 $ — $ — $ 1,109,739 SBA PPP loans 8,755 — — — — 8,755 Total originated loans $ 1,101,634 $ 3,045 $ 13,815 $ — $ — $ 1,118,494 Acquired Loans: Commercial/Agricultural real estate: Commercial real estate $ 116,839 $ 1,314 $ 1,917 $ — $ — $ 120,070 Agricultural real estate 21,051 — 5,072 — — 26,123 Multi-family real estate 4,299 — — — — 4,299 Construction and land development 735 172 — — — 907 C&I/Agricultural operating: Commercial and industrial 13,931 5 294 — — 14,230 Agricultural operating 4,936 — 450 — — 5,386 Residential mortgage: Residential mortgage 25,869 — 1,266 — — 27,135 Consumer installment: Other consumer 398 — 3 — — 401 Total acquired loans $ 188,058 $ 1,491 $ 9,002 $ — $ — $ 198,551 Total Loans: Commercial/Agricultural real estate: Commercial real estate $ 689,563 $ 1,981 $ 6,921 $ — $ — $ 698,465 Agricultural real estate 71,885 1,267 5,343 — — 78,495 Multi-family real estate 178,059 290 — — — 178,349 Construction and land development 75,881 172 3,467 — — 79,520 C&I/Agricultural operating: Commercial and industrial 121,729 62 376 — — 122,167 Agricultural operating 28,871 764 1,953 — — 31,588 Residential mortgage: Residential mortgage 86,623 — 4,367 — — 90,990 Purchased HELOC loans 3,706 — 165 — — 3,871 Consumer installment: Originated indirect paper 15,818 — 153 — — 15,971 Other consumer 8,802 — 72 — — 8,874 Gross Loans Before SBA PPP Loans $ 1,280,937 $ 4,536 $ 22,817 $ — $ — $ 1,308,290 SBA PPP loans 8,755 — — — — 8,755 Gross loans $ 1,289,692 $ 4,536 $ 22,817 $ — $ — $ 1,317,045 Less: Unearned net deferred fees and costs and loans in process (2,482) Unamortized discount on acquired loans (3,600) Allowance for loan losses (16,913) Loans receivable, net $ 1,294,050 15

Allowance for Loan Losses (in thousand, except ratios) December 31, 2022 and Three Months Ended September 30, 2022 and Three Months Ended June 30, 2022 and Three Months Ended December 31, 2021 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 17,217 $ 16,825 $ 16,818 $ 16,832 Loans charged off: Commercial/Agricultural real estate — (48) (122) — C&I/Agricultural operating (36) — (247) — Residential mortgage — — (56) — Consumer installment (14) (9) (16) (5) Total loans charged off (50) (57) (441) (5) Recoveries of loans previously charged off: Commercial/Agricultural real estate 62 35 3 18 C&I/Agricultural operating 8 8 9 62 Residential mortgage — 3 25 1 Consumer installment 2 28 11 5 Total recoveries of loans previously charged off: 72 74 48 86 Net loans charged off (“NCOs”) 22 17 (393) 81 Additions to ALL via provision for loan losses charged to operations 700 375 400 — ALL, at end of period $ 17,939 $ 17,217 $ 16,825 $ 16,913 Average outstanding loan balance $ 1,399,244 $ 1,370,897 $ 1,328,661 $ 1,271,956 Ratios: NCOs (annualized) to average loans (0.01) % — % 0.12% (0.03) % 16

Delinquency Detail (in thousands) 30-59 Days Past Due and Accruing 60-89 Days Past Due and Accruing Greater Than 89 Days Past Due and Accruing Total Past Due and Accruing Nonaccrual Loans Total Past Due Accruing and Nonaccrual Loans Current Total Loans December 31, 2022 Commercial/Agricultural real estate: Commercial real estate $ 202 $ 88 $ — $ 290 $ 5,736 $ 6,026 $ 719,945 $ 725,971 Agricultural real estate 4,992 — — 4,992 2,742 7,734 80,174 87,908 Multi-family real estate — — — — — — 208,908 208,908 Construction and land development 3,975 — — 3,975 — 3,975 98,517 102,492 C&I/Agricultural operating: Commercial and industrial — 26 — 26 552 578 135,435 136,013 Agricultural operating 826 — — 826 890 1,716 27,090 28,806 Residential mortgage: Residential mortgage 767 479 236 1,482 1,253 2,735 102,654 105,389 Purchased HELOC loans — — — — — — 3,262 3,262 Consumer installment: Originated indirect paper 15 — — 15 27 42 10,194 10,236 Other consumer 39 2 10 51 4 55 7,095 7,150 Total $ 10,816 $ 595 $ 246 $ 11,657 $ 11,204 $ 22,861 $ 1,393,274 $ 1,416,135 September 30, 2022 Commercial/Agricultural real estate: Commercial real estate $ — $ — $ — $ — $ 5,848 $ 5,848 $ 695,840 $ 701,688 Agricultural real estate — 70 — 70 2,729 2,799 78,908 81,707 Multi-family real estate — — — — — — 197,672 197,672 Construction and land development — — — — 43 43 117,807 117,850 C&I/Agricultural operating: Commercial and industrial — — — — 188 188 134,627 134,815 Agricultural operating 74 231 — 305 668 973 25,060 26,033 Residential mortgage: Residential mortgage 1,443 250 244 1,937 1,246 3,183 95,550 98,733 Purchased HELOC loans 117 — — 117 — 117 3,240 3,357 Consumer installment: Originated indirect paper — — 3 3 30 33 11,201 11,234 Other consumer 20 17 1 38 20 58 7,252 7,310 Total $ 1,654 $ 568 $ 248 $ 2,470 $ 10,772 $ 13,242 $ 1,367,157 $ 1,380,399 17

Delinquency Detail (Continued) (in thousands) 30-59 Days Past Due and Accruing 60-89 Days Past Due and Accruing Greater Than 89 Days Past Due and Accruing Total Past Due and Accruing Nonaccrual Loans Total Past Due Accruing and Nonaccrual Loans Current Total Loans June 30, 2022 Commercial/Agricultural real estate: Commercial real estate $ — $ — $ — $ — $ 5,275 $ 5,275 $ 697,642 $ 702,917 Agricultural real estate 78 — — 78 3,169 3,247 74,560 77,807 Multi-family real estate — — — — — — 179,929 179,929 Construction and land development — — — — 43 43 115,145 115,188 C&I/Agricultural operating: Commercial and industrial 7 8 — 15 211 226 138,776 139,002 Agricultural operating 146 — — 146 555 701 23,768 24,469 Residential mortgage: Residential mortgage 1,032 668 712 2,412 1,122 3,534 85,041 88,575 Purchased HELOC loans — — — — — — 3,419 3,419 Consumer installment: Originated indirect paper 13 — — 13 41 54 12,682 12,736 Other consumer 54 3 2 59 18 77 7,708 7,785 Total $ 1,330 $ 679 $ 714 $ 2,723 $ 10,434 $ 13,157 $ 1,338,670 $ 1,351,827 December 31, 2021 Commercial/Agricultural real estate: Commercial real estate $ 36 $ — $ — $ 36 $ 5,374 $ 5,410 $ 693,055 $ 698,465 Agricultural real estate 498 4 — 502 3,490 3,992 74,503 78,495 Multi-family real estate — — — — — — 178,349 178,349 Construction and land development — — — — — — 79,520 79,520 C&I/Agricultural operating: Commercial and industrial — 32 — 32 298 330 121,837 122,167 SBA PPP loans — — — — — — 8,755 8,755 Agricultural operating 1,123 — — 1,123 993 2,116 29,472 31,588 Residential mortgage: Residential mortgage 1,471 487 156 2,114 1,268 3,382 87,608 90,990 Purchased HELOC loans 117 — — 117 165 282 3,589 3,871 Consumer installment: Originated indirect paper 38 27 — 65 55 120 15,851 15,971 Other consumer 58 10 4 72 22 94 8,780 8,874 Total $ 3,341 $ 560 $ 160 $ 4,061 $ 11,665 $ 15,726 $ 1,301,319 $ 1,317,045 18

Nonaccrual Loans Roll forward (in thousands) Quarter Ended December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Balance, beginning of period $ 10,772 $ 10,434 $ 11,858 $ 11,665 $ 11,706 Additions 1,039 257 1,918 720 428 Acquired nonaccrual loans — — — — — Charge offs (37) (4) (437) (15) (1) Transfers to OREO — (27) (65) — (19) Return to accrual status — (117) — (51) (30) Repurchase of government guaranteed loans — 517 Payments received (561) (288) (2,830) (461) (422) Other, net (9) — (10) — 3 Balance, end of period $ 11,204 $ 10,772 $ 10,434 $ 11,858 $ 11,665 Other Real Estate Owned Roll forward (in thousands) Quarter Ended December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Balance, beginning of period $ 1,584 $ 1,427 $ 1,360 $ 1,406 $ 2 Loans transferred in — 27 65 — 46 Branch properties transferred in 1,041 130 — — 1,360 Branch properties sales (1,360) Sales — — — (45) — Write-downs — — — — — Other, net — — 2 (1) (2) Balance, end of period $ 1,265 $ 1,584 $ 1,427 $ 1,360 $ 1,406 Troubled Debt Restructurings in Accrual Status (in thousands, except number of modifications) December 31, 2022 September 30, 2022 June 30, 2022 December 31, 2021 Number of Modifications Recorded Investment Number of Modifications Recorded Investment Number of Modifications Recorded Investment Number of Modifications Recorded Investment Troubled debt restructurings: Accrual Status Commercial/Agricultural real estate 10 $ 1,336 10 $ 1,363 10 $ 2,049 11 $ 4,618 C&I/Agricultural Operating 5 960 6 2,505 4 1,182 3 649 Residential mortgage 36 2,875 37 3,033 36 2,915 36 2,681 Consumer installment — — 2 9 3 17 6 36 Total loans 51 $ 5,171 55 $ 6,910 53 $ 6,163 56 $ 7,984 19

The table below shows the changes in the Bank’s non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank’s accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non- accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter. Non-accretable Difference (in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Non-accretable difference, beginning of period $ 216 $ 410 $ 509 $ 653 $ 686 Additions to non-accretable difference for acquired purchased credit impaired loans — — — — — Non-accretable difference realized as interest from payoffs of purchased credit impaired loans (109) (34) (70) (26) (2) Transfers from non-accretable difference to accretable discount (11) — (29) (86) (31) Non-accretable difference used to reduce loan principal balance — (160) — (32) — Non-accretable difference, end of period $ 96 $ 216 $ 410 $ 509 $ 653 The table below provides the changes in accretable discount for acquired loans. Accretable Discount (in thousands) December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Accretable discount, beginning of period $ 1,860 $ 2,224 $ 2,758 $ 2,947 $ 3,380 Additions to accretable discount for acquired performing loans — — — — — Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference (32) (117) (308) (11) (200) Transfers from non-accretable difference to accretable discount 11 — 29 86 31 Scheduled accretion (169) (247) (255) (264) (264) Accretable discount, end of period $ 1,670 $ 1,860 $ 2,224 $ 2,758 $ 2,947 20

The table below lists the SBA PPP loans and net deferred loan fee accretion balances related to 2020 and 2021 SBA PPP loan originations: SBA PPP Loans and SBA PPP Net Deferred Loan Fee Accretion by Year of Origination (in thousands) 2020 Originations 2021 Originations Total Balance Net Deferred Fee Income Balance Net Deferred Fee Income Balance Net Deferred Fee Income SBA PPP loans, January 1, 2021 $ 123,702 $ 2,991 $ — $ — $ 123,702 $ 2,991 2021 SBA PPP loan originations — — 47,467 1,770 47,467 1,770 Less: 2021 SBA PPP loan forgiveness and fee accretion (52,238) (1,706) — (44) (52,238) (1,750) SBA PPP loans, March 31, 2021 71,464 1,285 47,467 1,726 118,931 3,011 2021 SBA PPP loan originations — — 8,323 1,715 8,323 1,715 Less: 2021 SBA PPP loan forgiveness and fee accretion (50,057) (977) (2,272) (332) (52,329) (1,309) SBA PPP loans, June 30, 2021 21,407 308 53,518 $ 3,109 74,925 3,417 2021 SBA PPP loan originations — — 64 9 64 9 Less: 2021 SBA PPP loan forgiveness and fee accretion (18,286) (279) (25,402) (1,599) (43,688) (1,878) SBA PPP Loans, September 30, 2021 3,121 29 28,180 1,519 31,301 1,548 2021 SBA PPP loan originations — — — — — — Less: 2021 SBA PPP loan forgiveness and fee accretion (993) (25) (21,553) (1,226) (22,546) (1,251) SBA PPP Loans, December 31, 2021 2,128 4 6,627 293 8,755 297 Less: 2022 SBA PPP loan forgiveness and fee accretion (886) (3) (5,798) (255) (6,684) (258) SBA PPP loans, March 31, 2022 1,242 1 829 38 2,071 39 Less: 2022 SBA PPP loan forgiveness and fee accretion (1,242) (1) (829) (38) (2,071) (39) SBA PPP loans, June 30, 2022 $ — $ — $ — $ — $ — $ — 21

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, approximately 58 thousand shares were repurchased during the quarter ended December 31, 2022 and approximately 129 thousand shares were repurchased during the year ended December 31, 2022. As of December 31, 2022, there were 10.4 million shares outstanding and an additional 243 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Twelve Months Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Basic Net income attributable to common shareholders $ 4,696 $ 3,993 $ 6,057 $ 17,761 $ 21,266 Weighted average common shares outstanding 10,453 10,510 10,503 10,505 10,717 Basic earnings per share $ 0.45 $ 0.38 $ 0.58 $ 1.69 $ 1.98 Diluted Net income attributable to common shareholders $ 4,696 $ 3,993 $ 6,057 $ 17,761 $ 21,266 Weighted average common shares outstanding 10,453 10,510 10,503 10,505 10,717 Add: Dilutive stock options outstanding 7 9 13 9 10 Average shares and dilutive potential common shares 10,460 10,519 10,516 10,514 10,727 Diluted earnings per share $ 0.45 $ 0.38 $ 0.58 $ 1.69 $ 1.98 Common stock issued and outstanding 10,425 10,478 10,502 10,425 10,502 22

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights December 31, 2022 (unaudited) September 30, 2022 (unaudited) June 30, 2022 (unaudited) December 31, 2021 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 11.5% 11.6% 11.4% 10.0% 5.0% Tier 1 capital (to risk weighted assets) 13.0% 13.3% 13.2% 12.2% 8.0% Common equity tier 1 capital (to risk weighted assets) 13.0% 13.3% 13.2% 12.2% 6.5% Total capital (to risk weighted assets) 14.2% 14.4% 14.3% 13.4% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights December 31, 2022 (unaudited) September 30, 2022 (unaudited) June 30, 2022 (unaudited) December 31, 2021 (audited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 8.5% 8.4% 8.2% 7.9% 4.0% Tier 1 capital (to risk weighted assets) 9.7% 9.6% 9.6% 9.7% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.7% 9.6% 9.6% 9.7% 4.5% Total capital (to risk weighted assets) 14.0% 14.0% 15.1% 13.1% 8.0% 23